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UTAH CODE ANNOTATED

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1301  (2005)

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Utah Code Ann. §  16-10a-1301

§  16-10a-1301.  Definitions

   For purposes of Part 13:

   (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

   (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

   (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

   (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

   (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

   (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

   (7) "Shareholder" means the record shareholder or the beneficial shareholder.

HISTORY: C. 1953, 16-10a-1301, enacted by L. 1992, ch. 277, §  138.

NOTES TO DECISIONS

 FAIR VALUE.

   The definition of "fair value" does not prohibit the use of hindsight to verify the value on the date of the merger, as long as the merger occasioned no change in that value. Hogle v. Zinetics Med., Inc., 2002 UT 121, 462 Utah Adv. Rep. 31, 63 P.3d 80.

COLLATERAL REFERENCES

AM. JUR. 2D. --18A Am. Jur. 2d Corporations §  836; 19 Am. Jur. 2d Corporations § §  2574, 2582 to 2586.

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Utah Code Ann. §  16-10a-1301

C.J.S. --19 C.J.S. Corporations § §  799 to 801.

A.L.R. --"Golden parachute" defense to hostile corporate takeover, 66 A.L.R.4th 138.

   Lockup option defense to hostile corporate takeover, 66 A.L.R.4th 180.

NOTES APPLICABLE TO ENTIRE CHAPTER

COMPILER'S NOTES. --Laws 1992, ch. 277, §  248 repealed the Business Corporation Act and enacted in its place the Revised Business Corporation Act, effective July 1, 1992.

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Utah Code Ann. §  16-10a-1302

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Utah Code Ann. §  16-10a-1302

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1302  (2005)

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Utah Code Ann. §  16-10a-1302

§  16-10a-1302.  Right to dissent

   (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

   (a) consummation of a plan of merger to which the corporation is a party if:

      (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

      (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

   (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

   (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

   (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

(2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

   (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

   (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

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Utah Code Ann. §  16-10a-1302

   (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

   (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

   (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

   (c) cash in lieu of fractional shares; or

   (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

(5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

HISTORY: C. 1953, 16-10a-1302, enacted by L. 1992, ch. 277, §  139.

NOTES TO DECISIONS

 FAIR VALUE.

   In determining what constitutes fair value under this section, consideration should be given to market value, investment value, and asset value. Oakridge Energy, Inc. v. Clifton, 937 P.2d 130 (Utah 1997).

   The trial court erred in using the stock market price of shares as the sole criterion in determining fair value under this section; even though evidence of investment value was not presented, the court should at least have considered the asset value as well as the market price of the stock in its valuation of dissenters' shares. Oakridge Energy, Inc. v. Clifton, 937 P.2d 130 (Utah 1997).

   Shareholders are entitled to receive the value of their holdings unaffected by the corporate action; thus, any effect of the sale of corporate assets had to be excluded in the determination of fair value, whether the effect occurred after the announcement of the sale, after the shareholder vote, or as the result of retroactive provisions. Oakridge Energy, Inc. v. Clifton, 937 P.2d 130 (Utah 1997).

COLLATERAL REFERENCES

A.L.R. --Propriety of applying minority discount to value of shares purchased by corporation or its shareholders from minority shareholders, 13 A.L.R.5th 840.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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Utah Code Ann. §  16-10a-1303

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1303  (2005)

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§  16-10a-1303.  Dissent by nominees and beneficial owners

   (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

   (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

   (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

HISTORY: C. 1953, 16-10a-1303, enacted by L. 1992, ch. 277, §  140.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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Utah Code Ann. §  16-10a-1320

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1320  (2005)

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§  16-10a-1320.  Notice of dissenters' rights

   (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

HISTORY: C. 1953, 16-10a-1320, enacted by L. 1992, ch. 277, §  141.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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Utah Code Ann. §  16-10a-1321

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UTAH CODE ANNOTATED

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1321  (2005)

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Utah Code Ann. §  16-10a-1321

§  16-10a-1321.  Demand for payment -- Eligibility and notice of intent

   (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

   (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

   (b) may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

HISTORY: C. 1953, 16-10a-1321, enacted by L. 1992, ch. 277, §  142.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1322  (2005)

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§  16-10a-1322.  Dissenters' notice

   (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

(2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

   (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

   (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

   (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

   (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

   (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

   (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

   (g) be accompanied by a copy of this part.

HISTORY: C. 1953, 16-10a-1322, enacted by L. 1992, ch. 277, §  143.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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Utah Code Ann. §  16-10a-1323

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UTAH CODE ANNOTATED

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1323  (2005)

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§  16-10a-1323.  Procedure to demand payment

   (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

   (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

   (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

   (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

(2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

HISTORY: C. 1953, 16-10a-1323, enacted by L. 1992, ch. 277, §  144.

COLLATERAL REFERENCES

A.L.R. --Timeliness and sufficiency of dissenting stockholder's notice of his objection to consolidation or merger and of his demand for payment for his shares, 40 A.L.R.3d 260.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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UTAH CODE ANNOTATED

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1324  (2005)

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§  16-10a-1324.  Uncertificated shares

   (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

(2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

HISTORY: C. 1953, 16-10a-1324, enacted by L. 1992, ch. 277, §  145.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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Utah Code Ann. §  16-10a-1325

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1325  (2005)

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Utah Code Ann. §  16-10a-1325

§  16-10a-1325.  Payment

   (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

(2) Each payment made pursuant to Subsection (1) must be accompanied by:

   (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

         (B) an income statement for that year;

         (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

         (D) the latest available interim financial statements, if any;

      (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

   (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

   (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and

   (d) a copy of this part.

HISTORY: C. 1953, 16-10a-1325, enacted by L. 1992, ch. 277, §  146.

NOTES TO DECISIONS

 CITED in Hogle v. Zinetics Med., Inc., 2002 UT 121, 462 Utah Adv. Rep. 31, 63 P.3d 80.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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UTAH CODE ANNOTATED

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1326  (2005)

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Utah Code Ann. §  16-10a-1326

§  16-10a-1326.  Failure to take action

   (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

(2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

HISTORY: C. 1953, 16-10a-1326, enacted by L. 1992, ch. 277, §  147.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1327  (2005)

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Utah Code Ann. §  16-10a-1327

§  16-10a-1327.  Special provisions relating to shares acquired after announcement of proposed corporate action

   (1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

(2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

HISTORY: C. 1953, 16-10a-1327, enacted by L. 1992, ch. 277, §  148.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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Utah Code Ann. §  16-10a-1328

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Utah Code Ann. §  16-10a-1328

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UTAH CODE ANNOTATED

Copyright 2005 by Matthew Bender & Company, Inc. a member of the LexisNexis Group.

All rights reserved.

*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1328  (2005)

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Utah Code Ann. §  16-10a-1328

§  16-10a-1328.  Procedure for shareholder dissatisfied with payment or offer

   (1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

   (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

   (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

   (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

(2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

HISTORY: C. 1953, 16-10a-1328, enacted by L. 1992, ch. 277, §  149.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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Utah Code Ann. §  16-10a-1330

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Utah Code Ann. §  16-10a-1330

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UTAH CODE ANNOTATED

Copyright 2005 by Matthew Bender & Company, Inc. a member of the LexisNexis Group.

All rights reserved.

*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1330  (2005)

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Utah Code Ann. §  16-10a-1330

§  16-10a-1330.  Judicial appraisal of shares -- Court action

   (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

   (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

   (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

HISTORY: C. 1953, 16-10a-1330, enacted by L. 1992, ch. 277, §  150.

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Utah Code Ann. §  16-10a-1330

NOTES TO DECISIONS

 FAIR VALUE.

   Court's determination of the fair value of dissenters' shares was upheld against dissenters' contention that parent company's business practices had kept share value lower than it should have been; there was no evidence that the parent had been improperly motivated to decrease share value until the dissenters could be forced out. Hogle v. Zinetics Med., Inc., 2002 UT 121, 462 Utah Adv. Rep. 31, 63 P.3d 80.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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Utah Code Ann. §  16-10a-1331

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Utah Code Ann. §  16-10a-1331

14 of 14 DOCUMENTS

UTAH CODE ANNOTATED

Copyright 2005 by Matthew Bender & Company, Inc. a member of the LexisNexis Group.

All rights reserved.

*** STATUTES CURRENT THROUGH THE 2005 FIRST SPECIAL SESSION ***

*** ANNOTATIONS CURRENT THROUGH 2005 UT 12, 2005 UT APP 90 ***

*** MARCH 1, 2005 (FEDERAL CASES) ***

TITLE 16.  CORPORATIONS

CHAPTER 10a.  REVISED BUSINESS CORPORATION ACT

PART 13.  DISSENTERS' RIGHTS

GO TO CODE ARCHIVE DIRECTORY FOR THIS JURISDICTION

Utah Code Ann. §  16-10a-1331  (2005)

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Utah Code Ann. §  16-10a-1331

§  16-10a-1331.  Court costs and counsel fees

   (1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

   (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

   (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

HISTORY: C. 1953, 16-10a-1331, enacted by L. 1992, ch. 277, §  151.

USER NOTE: For more generally applicable notes, see notes under the first section of this article, part, chapter, subtitle, or title.

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